                                                                    EXHIBIT 10.5

                                OPTION AGREEMENT
                                ----------------



     THIS OPTION AGREEMENT (the "Agreement") is made and entered into as of this
                                 ---------
17th day of September, 1996, by and between Coinmach Laundry Corporation, a Delaware corporation (the "Corporation") and Stephen G. Cerri (the "Optionee").
                           -----------                              --------

                                    RECITALS
                                    --------

     A. The Corporation desires that Optionee render certain advisory and/or other similar services and make other valuable contributions to the Corporation in his capacity as a member of the Board of Directors (the "Board") of the
                                                            -----
Corporation (the "Services").
                  --------
     B. In consideration for Optionee's provision of Services, the Corporation desires to grant to Optionee options to purchase shares of the Corporation's Class A common stock, par value $.01 per share (the "Common Stock"), subject to
                                                     ------------
the terms and conditions of this Agreement.

     C. In consideration for the grant of such options, Optionee desires to render Services to the Corporation.

                                   AGREEMENT
                                   ---------
     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Grant of Options.  Subject to the terms and conditions contained
         ----------------
herein, the Corporation hereby grants to Optionee, at no cost or expense of any kind to Optionee of any kind, irrevocable options ("Options") to purchase from
                                                    -------
the Corporation 60,000 shares of Common Stock.

     2.  Non-qualified Stock Options.  The Options represented hereby are non-
         ---------------------------
qualified stock options and are not intended by the Corporation to qualify under any section of the Internal Revenue Code of 1986, as amended.

     3.  Exercise Price.  Subject to the terms and conditions contained herein,
         --------------
each of the Options shall entitle Optionee to purchase one share of Common Stock at an exercise price (the "Exercise Price") equal to $14.00 per share.
                           --------------

     4.  Terms of Options.  Subject to the terms and conditions contained
         ----------------
herein, Optionee shall be entitled to exercise Options to purchase an aggregate of up to 60,000 shares of Common Stock. Such Options shall be exercisable by Optionee subject to, and only to the extent that (i) with respect to any such Option, such Option has vested in accordance with the vesting schedule set forth below and (ii) at the time of exercise of such Option, all conditions to exercise set forth in this Agreement are satisfied to the reasonable satisfaction of the Board.
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Option Agreement
Page 2

                                Vesting Schedule
                                ----------------

                                                 Number of Options Vesting
           Vesting Date                             on the Vesting Date
           ------------                          -------------------------

        September 17, 1996                                  15,000
        September 17, 1997                                  15,000
        September 17, 1998                                  15,000
        September 17, 1999                                  15,000

          Notwithstanding any provision to the contrary in this Agreement, any and all Options not exercised on or prior to September 17, 2006 (whether or not exercisable at such time) shall automatically expire, and Optionee shall have no rights in or to such Options after such date. The period from the date hereof to September 17, 2006 shall be referred to herein as the "Option Period".
                                                          -------------

          5.  Conditions to Exercise of Options.  No Option may be exercised by
              ---------------------------------
such Optionee to the extent that, at the time of such proposed exercise, (i) such Optionee is, directly or indirectly, obligated, liable or indebted to the Corporation in an amount in excess of $50,000; or (ii) such Optionee is not, in the reasonable discretion of the Board, providing, when and as requested by the Corporation, Services in a manner reasonably satisfactory to the Corporation.

          6.  Exercise Procedure.  The Options may be exercised by Optionee,
              ------------------
subject to the terms and conditions contained herein, in whole or in part, at any time during the Option Period by prior written notice delivered to the Corporation. Such notice shall set forth the number of shares of Common Stock to be purchased. Upon receipt thereof, the Corporation and the Optionee shall mutually agree to a time and date, not later than 30 days from the receipt of such notice by the Corporation, on which to exercise of such Options (the "Closing Date").
 ------------

          7.  Closing.  On or prior to the Closing Date, the Optionee shall
              -------
deliver or shall cause to be delivered to the Corporation the aggregate Exercise Price of the Options to be exercised in cash or by certified or bank check or wire transfer to an account designated by the Corporation. At such time that the Corporation is able to confirm to its reasonable satisfaction receipt in full of the Exercise Price, the Corporation shall deliver to Optionee a certificate representing the shares of Common Stock issuable upon exercise of the Options as soon as practicable thereafter.

          8.  Fractional Shares; Calculations.  The Corporation shall not be
              -------------------------------
required to issue fractions of a share of Common Stock upon exercise of the Options. The number of shares of Common Stock subject to the Optionee's Options shall be rounded to the nearest whole share, and the aggregate number of shares subject to the Options shall be adjusted accordingly. All calculations required to be made hereunder shall, prior to such rounding, be carried out to at least the third decimal place.
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Option Agreement
Page 3


          9.  Changes in Stock.
              ----------------

          (a) Subject to any required action by the stockholders of the Corporation, if at any time while one or more Options granted hereunder are outstanding, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of the Corporation through a stock dividend, stock split, reverse stock split, stock combination, reclassification, reorganization, merger, consolidation or similar change in corporate structure affecting the kind or number of issued shares of Common Stock as a class, the Corporation shall adjust the number, kind, and purchase price of the shares subject to such Options so that the Optionee shall be entitled to purchase the number of shares which the Optionee would have received, as a result of the capital change, for the shares of Common Stock that he would have acquired by exercising such Options immediately prior to such capital change, for the same aggregate Exercise Price as the Optionee would have paid at such prior time.

          (b) In case the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Corporation's assets or a recapitalization of the Common Stock) in which the previously outstanding shares of Common Stock shall be changed into or exchanged for different securities of the Corporation or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing or in case the Corporation shall pay any dividend or make any distribution to the holders of its Common Stock, other than regularly-scheduled cash dividends (each such transaction being herein called a "Transaction" and
                                                             -----------
the date of consummation of a Transaction being herein called a "Consummation
                                                                 ------------
Date"), then lawful and adequate provision shall be made so that, upon the
----
exercise hereof of Options hereunder at any time after the Consummation Date of such Transaction, the Optionee shall be entitled to receive, in lieu of the Common Stock issuable hereunder, the kind and amount of securities or other property to which he or she would actually have been entitled as a stockholder of the Corporation upon the consummation of such Transaction if the Optionee had exercised his Options immediately prior thereto. The provisions of this Section 9(b) shall similarly apply to successive Transactions.

          10.  No Voting or Dividend Rights or Rights to Continued Employment.
               --------------------------------------------------------------
Except as may be specifically provided in Section 9 hereof, nothing contained herein shall be construed as conferring upon the Optionee the rights of a stockholder of the Corporation in respect of the shares subject to the Options, including without limitation, the right to vote as a stockholder, or to receive any dividends paid or other distributions made to, stockholders. If Optionee is, or hereinafter becomes, an employee or director of the Corporation or any subsidiary thereof, nothing contained in this Agreement shall be deemed to confer upon Optionee any right to continued employment with, or a continued officer or directorship position with, the Corporation or any subsidiary thereof, nor shall it interfere in any way with the right of the Corporation to terminate Optionee in accordance with the provisions regarding such termination set forth in Optionee's written employment agreement with the Corporation, if any, or if there exists no such agreement, to terminate Optionee at will, and/or terminate Optionee's directorship or officer position in accordance with the Corporation's Certificate of Incorporation and By-laws and/or applicable law, as the case may be.

Option Agreement
Page 4

          11.  Withholding Tax.  Not later than the date as of which an amount
               ---------------
first must be included in the gross income of Optionee for Federal income tax purposes with respect to the Options, Optionee may be required to pay the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Corporation pursuant to this Agreement shall be conditioned upon such payments or arrangements with the Corporation, if such payments or arrangements are required, and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Optionee from the Corporation.

          12.  Voting Agreement.  Upon exercise of the Options by Optionee
               ----------------
pursuant to the terms hereof, Optionee shall become party to the Voting Agreement, dated July 23, 1996 (the "Voting Agreement"), by and among the
                                     ----------------
Corporation and the signatories thereto, by executing a written agreement, substantially in the form of the Voting Agreement, pursuant to which Optionee agrees to be bound by all of the provisions thereof.

          13.  Restrictions on Transferability; Legends.
               ----------------------------------------

          (a) This Agreement, the Options granted hereby, the shares of Common Stock issuable upon exercise of such Options, and any other securities issuable pursuant to Section 9 hereof (collectively, the "Securities") shall not be
                                                 ----------
transferable by the Optionee without the prior written consent of the Corporation. No transfer of Options by Optionee by will or by the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with prior written notice thereof and a copy of the will and/or such other evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Agreement and the Options.

          (b) Anything in this Agreement to the contrary notwithstanding, Optionee hereby agrees that Optionee shall not sell, transfer by any means or otherwise dispose of the Securities (i) without (A) registration under the Securities Act of 1933, as amended (the "1933 Act"), and compliance with state
                                         --------
securities and Blue Sky laws or (B) an available exemption from registration under the Act and such laws, which in the opinion of Optionee's legal counsel, which counsel and opinion are reasonably satisfactory to the Corporation and its legal counsel, is available, and (ii) Optionee has furnished the Corporation with written notice of such proposed transfer, and such proposed transfer is reasonably satisfactory to the Corporation and its legal counsel.

          (c) Anything in this Agreement to the contrary notwithstanding, Optionee hereby agrees that Optionee shall not sell, transfer by any means or otherwise dispose of any Securities, except in accordance with (i) the Corporation's policy, if any, regarding the sale and disposition of securities owned by employees, directors and/or officers of the Corporation, or (ii) any voting or other similar agreement among the stockholders of the Corporation in effect at the time of the sale of the Securities.

Option Agreement
Page 5

          (d) Each certificate representing the shares of Common Stock issuable upon exercise of the Options shall be stamped or otherwise imprinted with the legends in substantially the following forms:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO AN OPTION AGREEMENT, DATED AS OF SEPTEMBER 17, 1996, A COPY OF WHICH IS ON FILE WITH THE CORPORATION, AND MAY NOT BE TRANSFERRED, PLEDGED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS THEREOF.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, DATED AS OF JULY 23, 1996, AS AMENDED FROM TIME TO TIME, AMONG THE CORPORATION AND CERTAIN OF THE CORPORATION'S STOCKHOLDERS, AND, BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON OR ENTITY WHO ACCEPTS SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT. A COPY OF SUCH VOTING AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

          14.  Representations and Warranties of the Corporation.  The
               -------------------------------------------------
Corporation hereby represents and warrants to, and agrees with, the Optionee that as of the date hereof:

          (a) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Corporation has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to carry out the transactions contemplated hereby. All corporate acts and other corporate proceedings required to be taken by or on the part of the Corporation to authorize the Corporation to carry out this Agreement and the transactions contemplated hereby have been duly and properly taken.

Option Agreement
Page 6

          (c) The shares of Common Stock issuable upon exercise of the Options have been duly authorized, and when such shares are issued to the Optionee and payment therefor has been received, in each case in accordance with this Agreement, such shares will be validly issued, fully paid and non-assessable. The Corporation has reserved the required number of shares of Common Stock for issuance upon exercise of the Options based on the number of issued and outstanding shares of Common Stock on the date hereof and assuming the exercise of all of the Options, and will, from time to time, reserve such additional shares of Common Stock as may become issuable upon exercise of the Options.

          (d) The Corporation has not engaged any finder or broker in connection with the execution and delivery of this Agreement.

          15.  Representations and Warranties of the Optionee.  Optionee hereby
               ----------------------------------------------
represents and warrants to, and agrees with, the Corporation that as of the date hereof:

          (a) Optionee has the requisite legal capacity to execute and deliver this Agreement, to perform its, his or her other obligations hereunder and to carry out the transactions contemplated hereby.

          (b) Optionee is acquiring the Options and shall acquire the shares of Common Stock issuable upon exercise of the Options, for Optionee's own account and not with a view towards the distribution thereof in violation of applicable Federal and state securities laws.

          (c) Optionee acknowledges and agrees that (a) Optionee must bear the economic risk of the investment in the shares of Common Stock issuable upon exercise of the Options, which may not be sold by Optionee unless registered under the 1933 Act or an exemption therefrom is available thereunder and (b) the Corporation is under no obligation to register the Options or the shares of Common Stock issuable upon exercise of the Options for sale under the 1933 Act.

          (d) Optionee has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on the Corporation's behalf concerning the terms and conditions of the Options and this Agreement.

          (e) Optionee is aware that the Corporation shall place stop transfer orders with its transfer agent against the transfer of shares of Common Stock issuable upon exercise of the Options in the absence of registration under the 1933 Act or an available exemption therefrom as provided herein.

          (f) Optionee has not engaged any finder or broker in connection with the execution and delivery of this Agreement.

          16.  Notices.  Any notice or other communication to be given by any
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party hereunder to any other party hereunder shall be in writing, delivered personally, mailed by certified or registered mail, return receipt requested, or sent by a nationally recognized courier service, and shall be addressed to such party at its address stated on such party's signature page or to such other

Option Agreement
Page 7

address as may have been furnished by any party to the other parties pursuant to this Section 16, and shall be deemed to be given on the date of receipt.

          17.  Miscellaneous.
               -------------

          (a) Governing Law; Arbitration; Jurisdiction.  This Agreement shall be
              ----------------------------------------
enforced, governed and construed in all respects in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws. Any dispute arising hereunder shall be resolved by arbitration before the American Arbitration Association in the City of New York, pursuant to the rules of said body then obtaining; provided that any party may seek injunctive or
                             --------
other equitable relief pursuant to the terms hereof and for such purpose, the parties hereto irrevocably submit to the exclusive personal jurisdiction of any state or Federal court located in New York County. The parties irrevocably waive, to the fullest extent permitted by law, any objection to which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

          (b) Severability.  If any provision of this Agreement is invalid or
              ------------
unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (c) Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

          (d) Headings.  The headings of this Agreement are for convenience only
              --------
and shall not affect the meaning of the terms hereof.

          (e) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          (f) Waiver.  The waiver by any party hereto of a breach of any
              ------
provision of this Agreement shall not operate or be construed as a waiver of any other provision or subsequent breach of such provisions or any other provision.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              COINMACH LAUNDRY CORPORATION


                                    /s/ Robert M. Doyle
                              By:   ______________________________
                                    Robert M. Doyle
                                    Senior Vice President

                                    Address: 55 Lumber Road
                                             Roslyn, New York  11576




                              /s/ Stephen G. Cerri
                              ____________________________________
                              Stephen G. Cerri

                              Address:   28 Woodmont Road
                                         Milford, Connecticut  06460